CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In  connection  with  the  Quarterly  Report  on  Form  10-QSB  of  Senesco
Technologies, Inc. for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Joel Brooks, Chief Financial Officer and Treasurer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Senesco Technologies, Inc.

Dated:   February 17, 2004           /s/ Joel Brooks *
                                    --------------------------------------------
                                    Joel Brooks
                                    Chief Financial Officer and Treasurer
                                    (principal financial and accounting officer)



* A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.